                                                                   EXHIBIT 10.52
                                 EXHIBIT "B"
                              ASSUMPTION AGREEMENT


This AGREEMENT is made this 29th day of July, 1991, by and between McMinnville Residential Estates Limited Partnership, hereinafter referred to as "Seller," the Oregon Housing Agency, State of Oregon, having its principal office at 1600 State Street, Suite 100, Salem, Oregon, 97310, hereinafter referred to as the "Agency," and McMinnville Residential Center Limited Partnership, hereinafter referred to as "Purchaser."

                                RECITALS

1. On March 22, 1991, Seller received a loan from the Agency in the amount of Three Million Nine Hundred Thousand dollars (U.S. $3,900,000), hereinafter referred to as the "Loan," to aid Seller in the construction and financing of a housing development located in the area commonly known as 775 East 27th, McMinnville, Oregon 97128, and legally described as follows:

        See Exhibit "A"

     This housing development is identified by the Agency as Development No. 008-501091 and is hereinafter referred to as the "Development."

2. The Loan is evidenced by a Promissory Note in the sum of Three Million Nine Hundred Thousand dollars (U.S. $3,900,000), dated March 22, 1991, and executed by Seller, which Promissory Note is hereinafter referred to as the "Note." The Note is, by this reference, incorporated herein. A true and accurate copy of the Note is available upon request from the Agency, 1600 State Street, Suite 100, Salem, OR 97310.

3. The debt evidenced by the Note is secured by a Trust Deed covering the Development and real property upon which the Development is located. Said Trust Deed, dated March 22, 1991, executed by Seller, as grantor, and in which the Agency is named as beneficiary and Fidelity National Title, as trustee, was recorded on March 26, 1991, in the office of the county clerk of the County of Yamhill, State of Oregon, Film Volume 253, page 209, and is hereinafter referred to as "Trust Deed." The Trust Deed is, by this reference, incorporated herein. A true and accurate copy of the Trust Deed is available upon request from the Agency, 1600 State Street, Suite 100, Salem, OR 97310.

4. The debt evidenced by the Note is further secured by the following written agreements made by and between Seller and the Agency:

     a. a Security Agreement dated March 22, 1991, hereinafter referred to as "Security Agreement";

     b. a Regulatory Agreement dated March 22, 1991, hereinafter referred to as "Regulatory Agreement";

     c. a Loan Agreement dated March 22, 1991, hereinafter referred to as "Loan Agreement";

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              McMinnville Residential Estates Limited Partnership


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     d. a Management Agreement dated March 22, 1991, hereinafter referred to as
        "Management Agreement".

     The Security Agreement, Regulatory Agreement, Loan Agreement, and Management Agreement are, by this reference, incorporated herein. True and accurate copies of these documents are available upon request from the Agency, 1600 State Street, Suite 100, Salem, OR 97310.

5. The Trust Deed, Security Agreement, Loan Agreement and Regulatory Agreement provide that Seller shall not sell, convey or otherwise transfer any of the Development or property described in the Trust Deed or Security Agreement without the express written approval of the Agency.

6. The Seller has sold and conveyed, or is to sell and convey, the Development and all of the property described in the Trust Deed and Security Agreement to Purchaser, and both Seller and Purchaser have requested the Agency to approve the sale.

NOW, THEREFORE, in consideration of the covenants and promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto covenant and agree as follows:

                                       I
                    UNPAID BALANCE OF SECURED OBLIGATION

The unpaid balance of the Loan is Three Million Eight Hundred Ninety Five Thousand Three Hundred Seventy Eight and 35/100 dollars (U.S. $3,895,378.35) as of June 15, 1991.

                                     II
                     PURCHASER'S ASSUMPTION OF LIABILITY

Purchaser agrees to pay the Note in installments at the times, in the manner, and in all other respects as therein provided; to perform all of the obligations provided in the Note, Trust Deed, Security Agreement, Regulatory Agreements, Loan Agreement and Management Agreement to be performed by Seller at the times, in the manner, and in all respects as therein provided; and to be bound by all of the terms of the Note, Trust Deed, Security Agreement, Regulatory Agreement, Loan Agreement and Management Agreement.

                                      III
                    AGENCY'S CONSENT TO SALE OF DEVELOPMENT

The Agency hereby consents to the above-mentioned sale of the Development by Seller to Purchaser, and to Purchaser's assumption of the obligations of Seller under the Note, Trust Deed, Security Agreement, Regulatory Agreement, Loan Agreement and Management Agreement.



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             McMinnville Residential Estates Limited Partnership



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                                     IV
                               SELLER'S LIABILITY

Seller agrees that Purchaser's assumption of the obligations of Seller under the Note, Trust Deed, Security Agreements Regulatory Agreement, Loan Agreement and Management Agreement, and the Agency's consent to said assumption, does not release or discharge Seller or any other party from liability under the Note, Trust Deed, Security Agreement, Regulatory Agreement, Loan Agreement or Management Agreement.

                                      V
                      DISCLOSURE OF FINANCIAL INFORMATION

Seller and Purchaser hereby covenant and agree to furnish to the Agency on or within ninety (90) days of closing, a complete financial statement audited by an Independent Certified Public Accountant, in a form acceptable to the Agency and the Secretary of the U.S. Department of Housing and Urban Development, setting forth the results of operation of the Development for the current fiscal year as of the date of closing, and such other financial information as the Agency may reasonably request. Seller and Purchaser further agree that violation of this provision shall constitute a violation of the Regulatory Agreement and Loan Agreement by Seller and Purchaser, who shall be jointly and severally liable for performance of the obligations described in this paragraph V.

                                       VI
                             NO IMPAIRMENT OF LIEN

All of the property described in the Trust Deed and Security Agreement shall remain subject to the liens, charges, and encumbrances of the Trust Deed and Security Agreements and nothing contained herein or done pursuant hereto shall affect or be construed to affect the liens, charges, and encumbrances of the Trust Deed and Security Agreement, or the priority thereof over other liens, charges, or encumbrances, or to release or affect the liability of any party or parties whomsoever would now or may hereafter be liable under or on account of the Note, Trust Deed, or Security Agreement.


                                      VII
                        TRANSFER OF DEVELOPMENT PROPERTY

Purchaser covenants and agrees that it shall not, without the express prior written approval of the Agency, sell, lease, assign, dispose of, convey or otherwise transfer or encumber any of the Development or the real or personal property, including rents, covered by the Trust Deed or Security Agreement.




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              McMinnville Residential Estates Limited Partnership



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                                    VIII
                      CONSENT TO FUTURE MODIFICATIONS

Seller, Purchaser, and any person or persons at any time obligated for the performance of the terms of the Note, Trust Deed, Security Agreement, Regulatory Agreement, Loan Agreement or Management Agreement, hereby waive notice and consent to any and all extensions and modifications of any of said instruments, deeds and agreements granted at any time by the Agency to Seller, Purchaser, or any person or persons now or hereafter obligated or liable under any of the said instruments, deeds or agreements.

                                    IX
                                INTERPRETATION

In this Agreement, the singular number includes the plural and the plural number includes the singular. If this Agreement is executed by more than one person, firm or corporation as Purchaser, or Seller, the obligations of each such person, firm, or corporation hereinunder shall be joint and several.

                                     X
                            CONFLICTING PROVISIONS

The parties hereto agree that the provisions of this Agreement, and of the Note, Trust Deed, Security Agreement, Regulatory Agreement, Loan Agreement and Management Agreement, shall govern and control notwithstanding any conflicting provision in any existing or future agreement between Seller and Purchaser.

                                      XI
                                 LIMITATIONS

The right to plead any statute of limitations as a defense to any obligations or demands secured by or mentioned in the Note, Trust Deed, Security Agreement, Regulatory Agreement, Loan Agreement or Management Agreement is hereby waived by Seller and Purchaser to the full extent permissible by law.

                                     XII
                           APPLICATION OF AGREEMENT

This Agreement applies to, inures to the benefit of, and binds all parties hereto and their respective heirs, legatees, devisees, and administrators, executors, successors and assigns.

                                    XII
                             GOVERNING LAW

This Agreement shall be governed and controlled as to validity, enforcement, interpretation, construction, effect, and in all other respects, by the laws of the State of Oregon.


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             McMinnville Residential Estates Limited Partnership





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IN WITNESS WHEREOF, the parties have executed this Agreement at Portland,
Oregon, the day and year first above written.

OREGON HOUSING AGENCY                PURCHASER: Richard W. Boehike
                                                ------------------------
STATE OF OREGON                      MCMINNVILLE RESIDENTIAL CENTER LIMITED
                                     PARTNERSHIP, an Oregon limited partnership
By: Stephen Gordon                   By: Crossings International Corporation,
    -----------------------              a Washington corp., General Partner
    Stephen Gordon, Manager              by: Richard W. Boehike, President
    Housing Finance Section

                                     By:
                                        ---------------------------------------
                                        Title:
                                              ---------------------------------

                                     SELLER: McMINNVILLE RESIDENTIAL ESTATES
                                             LIMITED PARTNERSHIP

                                     By: Robert S. Cook, General Partner
                                         ---------------
                                         Glenna L. Cook, General Partner
                                         --------------
                                     By: Mark R. Cook, General Partner
                                         ------------
                                         Bonnie L. Cook, General Partner
                                         --------------
                                         John D. Petshow, General Partner
                                         ---------------
                                         Linda Petshow, General Partner
                                         -------------

STATE OF OREGON  )
                 ) ss.
County of Marion )                                       July 31, 1991


Personally appeared STEPHEN GORDON who, being first duly sworn, did say that he is authorized to execute such instrument in behalf of the OREGON HOUSING AGENCY, STATE OF OREGON, and acknowledged said instrument to be its voluntary act and deed.

Before me:                               /s/
                                         --------------------------------
                                         Notary Public for Oregon
                                         My Commission expires: 3-21-93


STATE OF OREGON       )
County of Multnomah   ) ss.                                   July 29, 1991

Personally appeared JOHN D. PETSHOW and LINDA PETSHOW, general partners of MCMINNVILLE RESIDENTIAL ESTATES LIMITED PARTNERSHIP (Seller) this 29th day of July, 1991 and acknowledged the foregoing instrument to be their voluntary act and deed.



                                         /s/  Margaret M. Neikirk
(SEAL)                                   -------------------------------

                                         Notary Public in and for Oregon
                                         my commission expires 3-18-95


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              McMinnville Residential Estates Limited Partnership


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STATE OF OREGON      )
                     ) ss.
County of Multnomah  )                                        July 29, 1991


Personally appeared Richard W. Boehike, ** (Purchaser) this 29 day of July, 1991, and acknowledged the foregoing instrument to be his/its voluntary act and deed.

*President of CROSSINGS INTERNATIONAL CORPORATION, a Washington corporation, as general partner of McMINNVILLE RESIDENTIAL CENTER LIMITED PARTNERSHIP, an Oregon Limited Partnership

                                        /s/ Margaret M. Neikirk
                                        ------------------------------
                                        Notary Public for Oregon
                                        My Commission expires: 3-18-95


STATE OF OREGON      )
                     ) ss.
County of Multnomah  )                                        July 30, 1991

Personally appeared Robert S. Cook & Glenna L.* (Seller) this 30 day of July, 1991, and acknowledged the foregoing instrument to be their voluntary act and deed.

*Cook, General Partners of McMINNVILLE RESIDENTIAL ESTATES LIMITED PARTNERSHIP, an Oregon limited partnership

                                        /s/ Margaret M. Neikirk
                                        ------------------------------
                                        Notary Public for Oregon
                                        My Commission expires: 3-18-95

STATE OF OREGON         )
County of Multnomah     ) ss.


Personally appeared MARK COOK & BONNIE COOK, general partners of McMINNVILLE RESIDENTIAL ESTATES LIMITED PARTNERSHIP (Seller) this 31 day of July, 1991, and acknowledged the foregoing instrument to be their voluntary act and deed.


WPRDEV/406                              /s/ Margaret M. Neikirk
                                        ------------------------------
                                        Notary Public for Oregon
                                        My Commission expires: 3-18-95


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              McMinnville Residential Estates Limited Partnership

                                   EXHIBIT A


A tract of land in the Southwest quarter of Section 9 and the Northwest quarter of Section 16, Township 4 South, Range 4 West of the Willamette Meridian in the John G. Baker Donation Land Claim and a portion of Lots 6 & 7, Joplings Subdivision, McMinnville, Yamhill County, Oregon, being more particularly described as follows:

Beginning at the Northeast corner of said Baker Donation Land Claim; thence South 00(degrees)20'00" West 480.63 feet along the center line of North Hembree Street; thence South 89(degrees)32'15" West 30.00 feet to an iron rod set in CSP-9363 and the True Point of Beginning of this description; thence continuing South 00(degrees)20'00" West 454.94 feet parallel with the centerline of North Hembree Street to an iron rod set in CSP-9363 on the North right-of-way line of 27th Street; thence South 89(degrees)32'15" West 305.00 feet along said North right-of-way line; thence North 00(degrees)20'00" West
454.94 feet; thence North 89(degrees)32'15" East 305.00 feet to the true point of beginning.


STATE OF OREGON        )
                       ) ss.
COUNTY OF YAMHILL      )

(SEAL)

I hereby certify that this instrument was received and duly recorded by me in Yamhill County records.

Instrument #

/s/ T. Fuller
- ---------------
CHARLES STERN,
COUNTY CLERK